

PLUMAS BANCORP

INVESTOR PRESENTATION

Forward Looking Statements Disclaimer



Donner Lake

Forward-looking statements are based on management's knowledge and belief as of today and include information concerning Plumas Bancorp's possible or assumed future financial condition, and its results of operations, business and earnings outlook. These forward-looking statements are subject to risks and uncertainties. For a discussion of factors which could cause results to differ, please see Plumas Bancorp's reports on Forms 10-K and 10-Q as filed with the Securities and Exchange Commission and the Company's press releases. Readers should not place undue reliance on the forward-looking statements, which reflect management's view only as of the date hereof. Plumas Bancorp undertakes no obligation to publicly revise these forward-looking statements to reflect subsequent events or circumstances.


mikenellor



Who We Are


P
B
17






TRUCKEE, CA.







Plumas Bank Administration Building, Quincy

Overview

NASDAQ Symbol: PLBC

Total Assets: $550 million

Headquartered: Quincy, CA

Bank Branches: 11

Year Established: 1980



Gold Beach
Grants Pass
Medford
Ashland
Klamath Falls
Fremont National Forest
Lakeview
Sheldon N.W.R.
Crescent City
Yreka
Klamath National Forest
Alturas
Mount Shasta
Hoopa Valley I.R.
Eureka
Redding
Lassen Volcanic N.P.
Susanville
Red Bluff
Garberville
Quincy
Pyramid Lake I.R.
Imlay
Lovelock
Reno
Fallon
Fort Bragg
Ukiah
Yuba City
Carson City
Bijou
Walker River I.R.
Citrus Heights
Sacramento
Folsom
Hawthorne
Santa Rosa
Rohnert Park
Fairfield
Vallejo
Lodi
Bridgeport
Richmond
Concord
Stockton
Sierra Nevada
Yosemite National Park
San Francisco
Daly City
Oakland
Tracy
Modesto
Mammoth Lakes
Fremont
Turlock
Ceres

Management Team



Quincy

Andrew Ryback



President & CEO
Years at Plumas Bank – 14

Monetta Rose Dembosz



EVP Operations & Technology
Years at Plumas Bank – 35

Richard Belstock



EVP Chief Financial Officer
Years at Plumas Bank – 9

B.J. North



EVP Retail Banking & Commercial Lending
Years at Plumas - 7

Kerry Wilson



EVP Chief Credit Officer & Agriculture Lending
Years at Plumas - 18



Patterson Lake

The Big Picture



Calpine Meadow

- Growth of 38% in 2014
- Net Interest Income Expansion of $1.5 million
- Net Interest Margin Improved to 4.05%



Net Income
Thousands
$5,000
$4,500
$4,000
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$-
$325
$941
$857
$1,950
$1,507
$3,431
$2,067
$4,738
$2,570
2011 YTD 6/30
2011
2012 YTD 6/30
2012
2013 YTD 6/30
2013
2014 YTD 6/30
2014
2015 YTD 6/30



Burney Falls

- Growth of $673 thousand in 2014
- Comprised primarily of:
  - Service Charges on Deposit Accounts
  - Gains of Sale of SBA Loans
  - Loan Servicing Fees

NON-INTEREST INCOME



Thousands
$8,000
$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$-
$612
$3,450
$666
$6,496
$211
$2,804
$403
$6,193
$-
$3,398
$-
$6,642
$-
$3,582
$128
$7,187
$30
$3,837
2011 YTD 6/30
2011
2012 YTD 6/30
2012
2013 YTD 6/30
2013
2014 YTD 6/30
2014
2015 YTD 6/30
One-Time Gains



Spanish Creek

- ROE increased from 12% to 14% in 2014
- Improved Earnings
- Efficient use of Capital

Return on Average Common Equity



16.0%
14.0%
12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
0.9%
4.3%
12.0%
14.0%
2011
2012
2013
2014



Lake Almanor

- Stock Price quadrupled over the last 5 years
- Attributable to:
  - Earnings Growth
  - Asset Quality Improvement
  - Expense Management
  - Capital Management
  - Expansion Opportunities

Ending Stock Price and Book Value



$10.00
$9.00
$8.00
$7.00
$6.00
$5.00
$4.00
$3.00
$2.00
$1.00
$-
2011
2012
2013
2014
Jun-15
$5.83
$6.28
$6.39
$7.61
$8.09
$2.38
$3.26
$6.22
$7.99
$9.32
Book Value Per Common Share
Plumas Bancorp Ending Stock Price


Mount Shasta

Deposits and Loans

Deposit Trends and Current Composition

RECORD LEVEL OF DEPOSITS

ALL CORE, NO BROKERED DEPOSITS


$500
$450
$400
$350
$300
$250
$200
$150
$100
$50
$0
Millions
$425
$391
$412
$449
$468
$493
2010
2011
2012
2013
2014
Q2 2015

AVERAGE INTEREST BEARING DEPOSITS RATE IS 0.17%


Time
11%
Non-Interest
Bearing
39%
Savings
24%
Money Market
9%
NOW
17%

Loan Trends and Current Composition

RECORD LEVEL OF LOAN BALANCES

PORTFOLIO AVERAGE YIELD 5.37%


$400
$350
$300
$250
$200
$150
$100
$50
$0
Millions
$314
$294
$315
$339
$370
$393
2010
2011
2012
2013
2014
Q2 2015

DIVERSIFIED, GROWING LOAN PORTFOLIO

OVER 70% OF PORTFOLIO BALANCE IS VARIABLE RATE


CRE/Const. 6%
RE/Residential 7%
Commercial 10%
Agricultural 10%
Equity Lines 10%
Indirect Auto 12%
CRE/Investor 20%
CRE/Owner 24%

Geographic Distribution of Commercial Real Estate Loans

CALIFORNIA ECONOMIC REGIONS



CRE DISTRIBUTION BY CALIFORNIA REGION

41% - Northern California

20% - Greater Sacramento

18% - Northern Sacramento Valley

9% - Bay Area

9% - Southern California

3% - San Joaquin Valley

<1% - Southern Border

<1% - Central Sierra

<1% - Central Coast

Diversification of Commercial Real Estate Loans by Property Type



40,000,000
35,000,000
30,000,000
25,000,000
20,000,000
15,000,000
10,000,000
5,000,000
-
Mixed Commercial
Hospitality
Retail
Office
Other General Purpose
Mixed Commercial & Residential
Residential
Gaming
Gas Stations w/ Convenience Store
Other Medical Facilities
Other Special Purpose
Industrial
Gas Stations
Restaurants
Commercial Land Development
Assisted Living Facility
Real Estate Types <250k
Mini Storage
Stand Alone Convenience Store
Hospitals



Modoc County

- Succession Planning
- Technology Infrastructure
- Small Business Lending
- Debt & Capital Planning
- Asset Quality
- Growth & Expansion

Management Strategies

Expansion of Small Business 7(a) Lending



Sand Harbor, Lake Tahoe

Dollars in thousands	12/31/13	12/31/14	6/30/15
Loans serviced	$ 65,024	$71,732	$76,458
Net servicing income	313	488	262
Gain on sale of loans	1,399	1,396	974
Loans originated for sale	17,609	22,063	16,530
Proceeds on sale of loans	21,733	21,592	13,971
Loans retained	17,548	20,970	22,430
Number of loans retained	212	257	280
Discount on retained	2,340	2,637	2,919
Weighted average loan rate	Prime +2.33	Prime +2.31	Prime +2.28
Weighted average loan yield	Not Available	8.12%	8.14%

Focus on Borrowings & Preferred Stock



Chandler Road

(in thousands)	12/31/2012	12/31/2013	12/31/2014	4/30/2015
Junior Subordinated Debentures	$ 10,310	$ 10,310	$ 10,310	$ 10,310
Interest in arrears	906			
Preferred Stock	11,855			
Dividends in arrears	1,643			
Subordinated Debentures		7,295	7,454	
Note Payable		3,000	1,000	5,000
Total	$ 24,714	$ 20,605	$ 18,764	$ 15,310

Improvements in Asset Quality



Feather River Canyon

Dollars in thousands	12/31/10	6/30/14	6/30/15
Nonperforming loans	**$ 25,358**	$ 6,890	$ 5,078
OREO/OVO	**$ 8,884**	$ 3,914	$ 3,052
Nonperforming assets	**$ 34,242**	$ 10,804	$ 8,130
Nonperforming loans to loans	**8.07%**	1.93%	1.29%
Nonperforming assets to assets	**7.07%**	2.07%	1.46%
ALLL to gross loans	**2.33%**	1.50%	1.47%
Annualized net charge-offs to average loans	**2.39%**	0.36%	0.14%



Rainbow Bridge, Donner Summit

Expansion Strategy


Redding - Branch Acquistion from Rabo
Chico - Loan Production Office
Reno - New Branch
Auburn - SBA Lending Office
Gold Beach
Grants Pass
Medford
Ashland
Klamath Falls
Fremont National Forest
Lakeview
Sheldon N.W.R.
Crescent City
Yreka
Klamath National Forest
Modoc National Forest
Alturas
Mount Shasta
Hoopa Valley I.R.
Eureka
Redding
Lassen Volcanic N.P.
Susanville
Chester
Red Bluff
Garberville
Lovelock
Pyramid Lake I.R.
Quincy
Chico
Reno
Fort Bragg
Fallon
Ukiah
Yuba City
Carson City
Walker River I.R.
Bijou
Citrus Heights
Sacramento
Folsom
Hawthorne
Santa Rosa
Rohnert Park
Fairfield
Vallejo
Lodi
Bridgeport
Richmond
Concord
Stockton
Sierra Nevada
San Francisco



Sierra Valley

Challenges

- Asset Quality
- Capital
- Expansion into new Markets

Strengths

- Stable Management Team
- Strong Core Deposits
- Diversified Loan Portfolio
- Strong Net Interest Margin
- Non-Interest Income Streams
- Capital and Debt Management